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                                                                    Exhibit 20.1


                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2001-2

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Section 7.3 Indenture                                                                Distribution Date:                 3/15/2004
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
(i)      Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

         Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)     Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                      455,392.50
               Class B Note Interest Requirement                       45,448.65
               Class C Note Interest Requirement                       80,132.19
                       Total                                          580,973.34

         Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         0.91079
               Class B Note Interest Requirement                         1.09079
               Class C Note Interest Requirement                         1.49579

(iii)    Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        500,000,000
               Class B Note Principal Balance                         41,666,000
               Class C Note Principal Balance                         53,572,000

(iv)     Amount on deposit in Owner Trust Spread Account            5,952,380.00

(v)      Required Owner Trust Spread Account Amount                 5,952,380.00


                                                                 By:
                                                                    -------------------------------
                                                                    Name:  Patricia M. Garvey
                                                                    Title: Vice President
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